UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                  PLACECITYWASHINGTON, STATEDC POSTALCODE20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      October 12, 2006
                                                      --------------------------

                          FIRST AVIATION SERVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          0-21995                                         06-1419064
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 (Commission File Number)                      (IRS Employer Identification No.)

    ADDRESSSTREET15 RIVERSIDE AVENUE
  PLACECITYWESTPORT, STATECONNECTICUT                                06880-4214
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The disclosure set forth in Item 5.02 is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Aaron Hollander
---------------

         On October 12, 2006, the Board of Directors of First Aviation Services, Inc. (the "Company") elected Aaron P. Hollander, the Chairman of the Board of Directors, to serve as Chief Executive Officer of the Company, effective October 12, 2006. Mr. Hollander will also continue to serve as Chairman of the Board of Directors and as a member of the Executive Committee of the Board of Directors.

         Mr. Hollander co-founded and has served as Chairman of the Board of Directors of the Company since March 1995. In 1985, Mr. Hollander, along with Michael C. Culver, co-founded First Equity Group Inc. ("First Equity Group"), and has served as its President and Co-Chief Executive Officer since that time. First Equity Group's ownership interests, in addition to the Company, include First Equity Development Inc., an aerospace investment and advisory firm, ("First Equity"), Skip Barber Racing School, LLC ("Skip Barber") and Imtek, Inc. ("Imtek"), a specialty marketing and fulfillment company. Mr. Hollander is a director and serves as the Chief Executive Officer of Skip Barber, and is the Chairman of the Board of Directors of Imtek.

         Mr. Hollander's base salary will be $325,000 per year. Mr. Hollander will be eligible for a bonus at the discretion of the Board and will receive benefits consistent with other senior managers of the Company.

Michael Culver
--------------

         Effective October 12, 2006, Michael C. Culver, President, Chief Executive Officer and Director of the Company, ceased to serve as President and Chief Executive Officer but will continue to be employed by the Company. In addition, on the same date, the Board of Directors appointed Mr. Culver to serve as Vice Chairman of the Board of Directors, effective October 12, 2006, and Mr. Culver will continue to serve as a member of the Executive Committee of the Board of Directors.

         Mr. Culver co-founded and has served as President, Chief Executive Officer and Director of the Company since March 1995. Mr. Culver also serves as Chairman of the Board of the Company's wholly owned subsidiary, Aerospace Products International, Inc. ("API"). Mr. Culver co-founded First Equity Group, along with Mr. Hollander, and has served as Co-Chief Executive Officer of First Equity Group since that time. Mr. Culver also serves as Chairman of the Board of Directors of Skip Barber and is a director and Vice President of Imtek.



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

         Mr. Culver's base salary will be $175,000 per year. Mr. Culver will be eligible for a bonus at the discretion of the Board and will continue to receive benefits consistent with other senior managers of the Company.

Certain Relationships and Related Transactions
----------------------------------------------

         The Company and First Equity Development Inc. ("First Equity"), the wholly-owned subsidiary of First Equity Group, Inc., the majority stockholder of the Company, have an agreement relating to the allocation of potential investment and acquisition opportunities in the aerospace parts distribution and logistics businesses. The agreement was approved by the independent members of the Board of Directors on a month-to-month basis effective February 1, 2004. First Equity Group, Inc. is beneficially owned by Mr. Hollander and Mr. Culver, respectively chairman of the board and chief executive officer of the Company. Pursuant to the agreement, neither First Equity nor any of its majority-owned subsidiaries will consummate any acquisition of a majority interest in any aerospace parts distribution and logistics business anywhere in the world (a "Covered Acquisition"), without first notifying the Company and providing the Company with the opportunity to choose to effect the Covered Acquisition for its own account. The Company's decision as to whether to effect the Covered Acquisition will be made by the independent members of the Board of Directors of the Company. The agreement can be terminated by either party upon 30 days written notice to the other party. The agreement does not apply to any proposed acquisition by First Equity of any business that generates less than 15% of its aggregate net sales from aerospace parts distribution or logistics, or to any advisory services performed by First Equity on behalf of third parties.

         The Company subleases from First Equity approximately 3,000 square feet of office space in Westport, Connecticut. The leased space is utilized by the Company as its corporate headquarters. First Equity also utilizes space in the same premises. The sublease, which became effective April 21, 1997, is for a period of ten years, and is cancelable by either party with six months' notice. The Company has the option to renew the sublease for two additional five-year periods. Lease payments under this sublease totaled approximately $93,000, $84,000, and $80,000, for the years ended January 31, 2006, 2005, and 2004, respectively.

         The Company and First Equity share certain common expenses that arise from sharing office space in Westport, CT. The Company reimburses First Equity and vice versa, for expenses each entity incurs related to the common usage of the office space. The amounts are included in the Company's corporate expenses, and include expenses such as telephone, computer consulting, office cleaning, office supplies and utilities. The expenses are allocated based on base salaries of the Company and First Equity's personnel working in the shared space. Common expenses are approved by the Company and First Equity, prior to expenditure, when not of a recurring nature. The allocations are reviewed by the Company's CFO and the Controller of First Equity each month. In addition, a member of the Company's Audit Committee reviews the allocation of expenses quarterly. Some business development expenses, such as joint marketing expenses and business


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

organizational dues, are shared on an equal basis. Management believes this method of allocation is reasonable. In addition, the amounts of expenses reimbursed by the Company are the actual costs incurred for the expense. These expenses average approximately $5,000 per month.

         In order to simplify the administration of payroll, certain employees of the Company who are authorized to perform services for both the Company and First Equity are paid through the payroll of First Equity. Employees of the Company who work exclusively for the Company by agreement are paid through the payroll of API, the Company's principal subsidiary.


















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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST AVIATION SERVICES INC.


                                      By:  /s/ Robert Malachowski
                                          --------------------------------------
                                          Name:  Robert Malachowski
                                          Title: Secretary




Date:  October 17, 2006












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